U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 28, 2005


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                       33-58972                    22-2800078
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(State of Incorporation)        Commission File No.            (IRS Employer
                                                             Identification No.)



2707 South Cooper St.  Suite 119   Arlington, TX                    76015
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   817   )      303       -      7449
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                     (Registrant's former name and address)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

(b)      Resignation of a Director

On February 25, 2004, we accepted the resignation of Clay Wilkinson as a member of our Board of Directors, to be effective on February 25, 2005. Mr. Wilkinson's resignation was not the result of any disagreement between us and him. Mr. Wilkinson's voluntary resignation came as the result of his desire to focus more time and attention to other business interest.

A copy of the press release issued by the Company announcing the resignation of Mr. Wilkinson is filed as Exhibit (99) to this Form 8-K.


 Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

(99)     Urban  Televison  Network  Corporation  New Release dated  February 28,
         2005.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Urban Television Network Corporation
Dated: February 28, 2005
                                             /s/ Randy Moseley
                                            ------------------------------------
                                            By: Randy Moseley
                                            Title: Chief Financial Officer